Second Quarter 2020 Financial Results August 5, 2020

Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model, market opportunities and customers; its expectations regarding the timing of its new products being available in the market; its ability to win new customers; its visibility into the performance of its business in future quarters based on the unpredictability of the macro-economic environment and the COVID-19 pandemic; and its financial outlook for the third quarter of 2020. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements made about future market and financial performance; statements regarding future products or technology as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for our business; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include, the effect of the COVID-19 pandemic on Infinera’s business, results of operations, financial condition, stock price and personnel; the effect of global and regional economic conditions on Infinera’s business, including effects on purchasing decisions by customers; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to make anticipated capital expenditures; Infinera's ability to service its debt obligations and pursue itsstrategic plan; delays in the development and introduction of new products or updates to existing products; market acceptance of Infinera’s end-to-end portfolio; Infinera's reliance on single and limited source suppliers; Infinera’s ability to successfully integrate its enterprise resource planning system and other management systems; the diversion of management time on issues related to the integration and the implementation of its enterprise resource planning system; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures, as well as the timing of purchases by Infinera's key customers;the effect that changes in product pricing or mix, and/or increases in component costs could have on Infinera’s gross margin; Infinera’s ability to respond to rapid technological changes; aggressive business tactics by Infinera’s competitors; the effects of customer consolidation; the impacts of foreign currency fluctuations; Infinera’s ability to protect Infinera’s intellectual property; claims by others that Infinera infringes their intellectual property; war, terrorism, public health issues, natural disasters and other circumstances that could disrupt the supply, delivery or demand of Infinera's products; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Annual Report on Form 10-K for the year ended on December 28, 2019 as filed with the SEC on March 4, 2020, and its Quarterly Report on Form 10-Q for the quarter ended March 28, 2020 as filed with the SEC on May 15, 2020, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website atwww.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements set forth in this presentation. 2 © 2020 Infinera. All rights reserved.

Q2'20 Key Highlights







CONTINUED COMPANY GROWTH	CUSTOMER & MARKET TRACTION	IMPROVING OPERATIONAL EFFICIENCY
Revenue Growth 8% - Q2'20 YoY 10% - 1H'20 vs. 1H'19	Advancing Key Solutions	$31M inventory reduction in Q2'20 and $51M in 1H'20
20% increase in Tier 1 revenue and 2x increase in ICP revenue 1H'20 vs. 1H'19	5 new 600G customers (16 total) (Including 1 major ICP)	10% OPEX reduction & 1000+ basis point operating margin improvement vs. Q2'19
	ICE6 (800G) - record-setting trials & on track for delivery this year	
	Subsea wins & expansions	
	Significant YoY growth in metro solutions	

Revenue, OPEX and operating margin references are non-GAAP. See reconciliation of GAAP to non-GAAP on last page of slide deck

Infinera

© 2020 Infinera. All rights reserved.

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Significant Market Opportunity in High End Optics GROWING High End Optical MARKET 25% CAGR to >$2B by 2024 Engines (600g+) Sources: Ovum, Cignal AI 800G th LONG LIFE Each Gen of Embedded 5 GEN 8+ Years Significant Revenue Optics Technology COHERENT CYCLE Source: Light Counting OPTICAL ENGINE rd th COMPETITION th From 8+ 3 & 4 SHRINKING 2 Vendors At 5 Gen Gen Vendors Current non-Chinese vendors DEMONSTRATED SUPERIOR PERFORMANCE PERFORMANCE VS. OTHER 5th GEN COHERENT SOLUTIONS COVERS ICE6 4x BETTER 2.5x BETTER 70% LEADERSHIP AT 800G AT 600G OF BACKBONE Based on Deployable performance NETWORK LINKS ICE6 65% 35% 25% NETWORK OVER OVER OVER Major North American SAVINGS Network Operator (Estimated) 400G 600G Other 800G (3rd Gen) (4th Gen) (5th Gen) 4 © 2020 Infinera. All rights reserved.

Q2’20 Comparison to Prior Periods KEY DRIVERS Q2’20 Q2’20 NON-GAAP Q2’19 Q1’20 Q2’20 vs. Q2’19 vs. Q1’20 (in $ Millions except EPS) REVENUE HIGHER REVENUE $306.9 $331.4 $332.6 $25.7 $1.2 year-over-year and sequentially Growth % 8.4% 0.4% GROSS MARGIN IMPROVEMENT driven by product mix and lower GROSS MARGIN % 30.7% 28.3% 33.8% 310 bps 550 bps cost structure OPEX $131.8 $124.9 $118.3 ($13.5) ($6.6) OPERATING EXPENSE DOWN Reduction % 10.2% 5.3% due to process improvements and increased automation OPERATING MARGIN % (12.3%) (9.4%) (1.8%) 1050 bps 760 bps INVENTORY REDUCTION EPS ($0.24) ($0.27) ($0.09) $0.15 $0.18 $51M in 1H’20 with annual target of $80M See reconciliation of GAAP to non-GAAP on last page of slide deck 5 © 2020 Infinera. All rights reserved.

Revenue by Region & Revenue by Vertical BY REGION Q1'19 Q2'19 Q3'19 Q4'19 FY'19 Q1'20 Q2'20 Americas 45% 45% 49% 52% 48% 52% 50% APAC 16% 15% 9% 10% 12% 16% 13% EMEA 34% 31% 35% 30% 32% 27% 29% Other Americas 5% 10% 6% 7% 7% 6% 8% Grand Total 100% 100% 100% 100% 100% 100% 100% BY CHANNEL Q1'19 Q2'19 Q3'19 Q4'19 FY'19 Q1'20 Q2'20 Direct 85% 81% 78% 75% 80% 74% 81% Reseller 15% 19% 22% 25% 20% 26% 19% Grand Total 100% 100% 100% 100% 100% 100% 100% VERTICAL Q1'19 Q2'19 Q3'19 Q4'19 FY'19 Q1'20 Q2'20 Tier 1 40% 42% 44% 39% 41% 47% 40% Other Service Provider 44% 44% 37% 41% 41% 33% 44% ICP 6% 9% 13% 13% 10% 16% 9% Cable 10% 6% 6% 8% 8% 4% 7% Grand Total 100% 100% 100% 100% 100% 100% 100% Based on GAAP revenue; Some may not add to 100% due to rounding 6 © 2020 Infinera. All rights reserved.

Q3'20 Non-GAAP Outlook

REVENUE	$325 - $345 Million	+2% vs Q3'19 +1% vs Q2'20
GROSS MARGIN %	32.5% - 35.5%	+90 pts vs Q3'19 +20 pts vs Q2'20
OPEX	$115 - $118 Million	-8% vs Q3'19 -2% vs Q2'20
OPERATING MARGIN %	(1%) +/- 200 bps	+470 pts vs Q3'19 +80 pts vs Q2'20

** Growth % uses midpoint of Q3'20 guidance compared to actuals of prior periods*

See reconciliation of GAAP to non-GAAP on last page of slide deck

TAKEAWAYS

OUR STRATEGY REMAINS SOUND

CONTINUE TO DRIVE OPERATIONAL EFFICIENCIES

KEY DIFFERENTIATING TECHNOLOGIES ARE ON TRACK

WORKING CAPITAL IMPROVEMENT FROM REDUCED INVENTORY

Infinera

© 2020 Infinera. All rights reserved. Company Confidential.

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GAAP to Non-GAAP Reconciliation NOTES: 1. Totals may not foot due to rounding 2. COVID included in ‘Restructuring and related’ in reconciliation of gross margin 3. Q3’20 Outlook represents the midpoints of the expected ranges 4. Non-GAAP metrics are reconciled to the most directly comparable GAAP financial metric 5. For a complete reconciliation of other period results, see prior quarterly earnings releases 8 © 2020 Infinera. All rights reserved.

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